NET INCOME PER SHARE	12 Months Ended
Dec. 31, 2011
NET INCOME PER SHARE
24.	NET INCOME PER SHARE

The following table sets forth the computation of basic and diluted net income per share for the years indicated:

	Years ended December 31,
	2009	2010	2011
Net income attributable to China Techfaith Wireless Communication Technology Limited (numerator), basic	$4,414	$27,840	$27,127
Convertible Notes interest	—	1	—
Change in fair value of derivatives embedded in Convertible Notes	—	(1,280)	—

Net income attributable to China Techfaith Wireless Communication Technology Limited (numerator), diluted	$4,414	$26,561	$27,127

Shares (denominator):
Weighted average ordinary shares outstanding	650,057,866	732,784,822	794,003,193
Effect of dilutive securities:
Weighted average shares from assumed vest of nonvested shares	6,054	7,080	—
Weighted average shares from the Convertible Notes, if converted	70,825,200	63,051,703	—

Weighted average shares used in computing diluted net income per share	720,889,120	795,843,605	794,003,193

Net income attributable to China Techfaith Wireless Communication Technology Limited per share, basic	$0.01	$0.04	$0.03

Net income attributable to China Techfaith Wireless Communication Technology Limited per share, diluted	$0.01	$0.03	$0.03

As of December 31, 2009, 2010 and 2011, the Group had 131,636, 131,636 and 38,801,636 options to purchase ordinary shares outstanding which were excluded in the computation of diluted income per share as their effect would have been anti-dilutive.

In 2009, the Convertible Notes could have potentially diluted basic income per share in the future, but which were excluded in the computation of diluted income per share in 2009, as its effect would have been anti-dilutive. Accordingly, the change in fair value of derivatives embedded in the Convertible Notes was not considered in calculating the net income attributable to China Techfaith Wireless Communication Technology Limited used for the calculation of diluted net income per share in 2009.